UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Alexandria Real Estate Equities, Inc., a Maryland corporation (“Alexandria” or the "Company"), held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) on May 17, 2022. At the 2022 Annual Meeting, Alexandria’s stockholders approved the amendment and restatement of the Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan (as amended and restated, the “Amended 1997 Incentive Plan”). Alexandria’s Board of Directors approved the Amended 1997 Incentive Plan on March 24, 2022, subject to, and effective upon, approval by Alexandria’s stockholders at the 2022 Annual Meeting. The primary purposes of the amendment and restatement are to:
(i)increase the aggregate number of shares of Alexandria’s common stock available for grant by 2,000,000 shares as of March 24, 2022;

(ii)extend the termination date to 10 years from the date of stockholder approval of the Amended 1997 Incentive Plan; and

(iii)remove certain references to and provisions regarding Section 162(m) of the Internal Revenue Code of 1986, as amended, that are no longer applicable pursuant to the Tax Cuts and Jobs Act.

    A more detailed summary of the changes adopted in the Amended 1997 Incentive Plan is set forth in Alexandria’s definitive proxy statement for the 2022 Annual Meeting, filed with the Securities and Exchange Commission on April 18, 2022 (the “2022 Proxy Statement”). The foregoing summary and the summary contained in the 2022 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended 1997 Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective May 18, 2022, Alexandria filed Articles of Amendment (the “Articles of Amendment”) to its charter with the State Department of Assessments and Taxation of Maryland.

The Articles of Amendment (a) increase the number of shares of common stock, par value $0.01 per share, that the
Company is authorized to issue from 200,000,000 shares to 400,000,000 shares and (b) make a corresponding increase in the aggregate par value of all the shares of stock having par value that the Company is authorized to issue. The charter amendment was described in the text of Proposal No. 4 in Alexandria’s 2022 Proxy Statement. The charter amendment was declared advisable by the Company’s Board of Directors and approved by Alexandria’s stockholders at the 2022 Annual Meeting.

The foregoing summary of the Articles of Amendment and the summary contained in the 2022 Proxy Statement do not purport to be completed and are qualified in their entirety by reference to the Articles of Amendment filed as Exhibit 3.1 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders.

    As noted above in Item 5.02, Alexandria held its 2022 Annual Meeting on May 17, 2022. At the 2022 Annual Meeting, there were present in person or by proxy 150,001,437 shares of Alexandria’s common stock, representing stockholders entitled to cast approximately 92% of the total outstanding eligible votes and constituting a quorum. Set forth below are the voting results for the five proposals considered and voted upon at the 2022 Annual Meeting, all of which proposals were described in the 2022 Proxy Statement.

1.    Election of Directors
    Alexandria’s stockholders elected, by the votes indicated below, eight persons to serve as directors of Alexandria until its 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The following table sets forth the results of the voting with respect to each candidate:

Director	For	Against	Abstained	Broker Non-Vote (1)
Joel S. Marcus	125,338,256	21,752,527	81,474	2,829,180
Steven R. Hash	134,739,947	12,291,029	141,281	2,829,180
James P. Cain	95,840,488	50,690,202	641,567	2,829,180
Cynthia L. Feldmann	138,974,729	8,059,886	137,642	2,829,180
Maria C. Freire, Ph.D.	103,004,490	43,527,592	640,175	2,829,180
Jennifer Friel Goldstein	145,710,467	1,321,567	140,223	2,829,180
Richard H. Klein	134,043,161	12,987,475	141,621	2,829,180
Michael A. Woronoff	102,658,932	43,871,907	641,418	2,829,180

(1)    Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

2.    Amendment and Restatement of the Amended 1997 Incentive Plan
Alexandria's stockholders voted to approve the amendment and restatement of the Amended 1997 Incentive Plan, as disclosed in Alexandria’s 2022 Proxy Statement. 138,966,477 votes were cast “for” the approval, 8,177,765 votes were cast “against” the approval, and 28,015 votes abstained. Additionally, there were 2,829,180 broker non-votes for this proposal.

3.    Non-binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
    Alexandria’s stockholders voted, on a non-binding, advisory basis, to approve the compensation of its named executive officers, as disclosed in Alexandria’s 2022 Proxy Statement. 137,461,722 votes were cast “for” the approval, 9,673,792 votes were cast “against” the approval, and 36,743 votes abstained. Additionally, there were 2,829,180 broker non-votes for this proposal.

4.    Amendment of Charter to Increase the Number of Authorized Shares of Common Stock

Alexandria's stockholders voted to approve the amendment of charter to increase the number of authorized share of common stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares, as disclosed in Alexandria’s 2022 Proxy Statement. 137,951,468 votes were cast “for” the approval, 11,987,391 votes were cast “against” the approval, and 20,555 votes abstained. Additionally, there were 42,023 broker non-votes for this proposal.

5.    Ratification of Appointment of Independent Public Registered Accountants
    Alexandria’s stockholders voted to ratify the appointment of Ernst & Young LLP as Alexandria’s independent registered public accountants for the fiscal year ending December 31, 2022. 142,000,092 votes were cast “for” the ratification, 7,964,771 votes were cast “against” the ratification, and 36,574 votes abstained. There were no broker non-votes for this proposal.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title
3.1	Articles of Amendment of the Company, dated May 18, 2022.
10.1	Alexandria Real Estate Equities, Inc. Amended and Restated 1997 Stock Award and Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

May 19, 2022	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
President and Chief Financial Officer